(ICON)

Prudential
Distressed
Securities
Fund, Inc.

SEMI
ANNUAL
REPORT
May 31, 1998

(LOGO)

Prudential Distressed Securities Fund, Inc.

Performance At A Glance.

A vibrant U.S. economy steamed ahead during the six months ended May 31, 1998, enabling many companies that we invested in to resolve their financial and operational difficulties, which boosted prices of their stocks and bonds. As a result, Prudential Distressed Securities Fund was able to provide returns that surpassed by a wide margin the average capital appreciation fund, as measured by Lipper Analytical Services.

Cumulative TotalReturns1                         As of 5/31/98
                             Six               One             Since
                            Months             Year          Inception2
Class A                  13.80% (12.42)   36.31% (33.09)   42.78% (34.82)
Class B                  13.37  (11.99)   35.41  (32.21)   40.55  (32.69)
Class C                  13.37  (11.99)   35.41  (32.21)   40.55  (32.69)
Lipper Capital
Appreciation Fund Avg3   9.06             22.76            42.00

Average Annual TotalReturns1                         As of 6/30/98

                  One             Since
                  Year          Inception2
Class A      18.62% (16.17)   12.64% (10.03)
Class B      18.95  (16.37)   13.26  (10.57)
Class C      22.95  (20.37)   14.38  (11.73)

Without waiver of management fees and/or expense subsidization, the Fund's cumulative total returns and average annual returns would have been lower, as indicated in the parentheses ( ).

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges.  The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%,
3%, 2%, 1% and 1% for six years for Class B shares.  Class C
shares have a 1% CDSC for one year.   Class B shares will
automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase.

2Inception date: Class A, B, and C, 3/26/96.

3Lipper average returns are for all funds in each share class for the six-month, one-year, and since inception periods.

How Investments Compared.
   (As of 5/31/98)
       (GRAPH)

 U.S.     General    General        U.S.
Growth     Bond     Muni Debt     Taxable
 Funds     Funds      Funds      Money Funds

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss.
In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

George Edwards and Paul Price, Fund Managers


Portfolio                   (PHOTO)   (PHOTO)
Managers' Report

The Prudential Distressed Securities Fund seeks capital appreciation by investing in debt and equity securities of companies with operational or financial difficulties.
Some of these companies may be in default or bankruptcy.
The Fund will purchase securities that we believe are undervalued or temporarily out of favor, despite the long-term appreciation we expect. Investment in these types of securities may be considered speculative. As a result, the Fund will assume greater risk than other
Prudential mutual funds. There can be no assurance that the Fund will achieve its investment objective.

Out of Asia.
Soaring corporate bankruptcies in countries such as Indonesia and Thailand have resulted in a burgeoning supply of distressed securities in Asian markets. However, we have avoided those markets, where, in some cases, the bankruptcy code is new and untested. Instead, we remained focused on later-stage distressed securities in the U.S., where the reorganization process is well-established.

Strategy Session.
We Stuck To Our Guns.

We continued to emphasize later-stage distressed securities (bonds and stocks of corporations that announced plans to file for bankruptcy or restructuring). We can gauge more accurately a company's business prospects and financial standing by investing at a later stage of the reorganization process. Employing this strategy provided double-digit returns over the past six months, as it did over the previous year. Therefore, we saw no need to adopt a different approach.

Sticking with the same strategy worked well as the U.S.
economy defied Wall Street forecasts by expanding more rapidly in the first three months of 1998 than in the final quarter of 1997. U.S. economic growth had been expected to slow in the aftermath of an Asian economic crisis that erupted last autumn. Instead, the U.S.
economy raced ahead as companies boosted inventories by a hefty $100 billion and consumer demand for goods and services remained strong. Although analysts reduced earnings expectations in the first quarter, the domestic economy was still robust. The corporate bond default rate, as measured by Moody's Investors Service, edged up to approximately 2.5% this year from 1.5%, still well below its historical average.

The low rate of bond defaults led us to seek investment opportunities among later-stage distressed securities.
However, we avoided Asian markets where skyrocketing bankruptcies spawned a burgeoning supply of distressed securities.

      Credit Quality.
 Expressed as a percentage of
total investments as of 5/31/98.
      (PIE CHART)

What Went Well.
Wise Choices.

-- Casino Magic's bonds appreciated after news of a planned merger with Hollywood Park, a gaming and entertainment holding company. Standard & Poor's Corp. announced it may upgrade Casino Magic's credit ratings, reflecting the company's agreement to be acquired by more highly rated Hollywood Park. As the Casino Magic debt rallied, we sold our position at a sizable profit.

-- Waste Systems International's common stock nearly tripled in price in the past six months as the company undertook an aggressive acquisition program that helped improve earnings and expanded the geographical area it serves.

-- Geneva Steel's preferred stock rallied sharply on several positive developments. The company reported the average price for its products increased approximately $9 per ton in the second fiscal quarter ended March 31, 1998, compared to the previous three-month period. It also completed the final project associated with its plans to modernize. More good news followed in May as Geneva Steel employees ratified a three-year labor agreement with the United Steelworkers of America.

-- We purchased five-year notes and warrants to buy stock of Discovery Zone, believing this operator of indoor playgrounds for children would advance rapidly on the road to recovery. But Discovery Zone progressed more slowly than expected. Fortunately, we sold the units at a price slightly above their face value in March. Since then, the bonds have declined as the company said renovating its FunCenters will cost more and take longer than originally anticipated. We got out at the right time.

And Not So Well.
Under A Cloud.

In 1997, UNIFI Communications was ranked No.20 out of
500 in Inc. magazine's list of the fastest-growing private companies in the U.S. We owned bonds and warrants to buy the stock of this provider of international fax and delivery services. But
UNIFI Communications' bright outlook rapidly turned dark as a change in the pricing structure for international communications hurt the profitability of its base product line and raised doubts about the company's viability. Shortly after the reporting period ended in May, we sold the bonds and warrants at a loss.

Five Largest Holdings.

7.7%   Waste Systems Intl., Inc.
       Waste Management
4.9%   GPA Group plc
       Financial
4.1%   Ladish Company, Inc.
       Metals
3.4%   Dr. Pepper Bottling
       Hldgs., Inc.
       Beverages
3.4%   Geneva Steel Co.
       Industrials

Expressed as a percentage of net assets as of 5/31/98.

Looking Ahead.
Just as we expected, corporations have sold a flood of new high yield or junk bonds thus far in 1998. Nearly $77 billion of these below- investment-grade bonds were issued in the first five months of the year, according to Lehman Brothers, which predicts another record-breaking year for junk bond issuance. Some of the bonds are bound to default within a year or two, providing more candidates for the distressed securities market. The default rate could climb, particularly if the U.S. economy falters as Asian economic troubles linger.

President's Letter                               July 13, 1998

See You On the Net!

Dear Shareholder:
We are proud to be part of the worldwide web and we invite you to visit our two web sites, if you have not already done so.
Yes, we currently offer two sites -- each with its own distinctive identity.

http://www.prudential.com
The Prudential web site features information on personal investing, retirement planning, commercial and residential real estate opportunities, as well as insurance products for life, health, home and property.

You can look up performance data on your Prudential mutual funds, learn about proven investment strategies, or take one of our many interactive quizzes that will help guide you in determining long-term goals -- like how much to save for your child's college education or for your retirement.

http://www.prusec.com

The Prudential Securities Virtual Branch Office is a full-service brokerage web site specifically designed to provide investors with the information they need to make informed financial decisions. It was rated the No. 1 full-service brokerage web site of its type by Financial Net News (February 1998), a subsidiary of Institutional Investor magazine, and was also rated among the top corporate web sites by Fortune magazine (Winter 1998).

What investors can find here are -- daily market commentaries, stock quotes, economic forecasts, product news, and current market research, in addition to interactive investing programs. Investors, through their Prudential Securities Financial Advisors, may also enroll in Prudential Online(R) and have access to their personal account information which includes balances, security values, transactions and account activities. They can also easily E-mail their Financial Advisor.

Both sites also contain professional opportunities for people who are searching for employment or considering a change of career paths.

We plan to make further enhancements to our web pages as the year progresses. So please, the next time you are "web browsing" or "surfing the net," pay us a visit. Let us know what you think and what you'd like to see added in the future.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

                                     PRUDENTIAL DISTRESSED
Portfolio of Investments as
of May 31, 1998 (Unaudited)          SECURITIES FUND, INC.
------------------------------------------------------------

Shares         Description                          Value (Note 1)
      ------------------------------------------------------------
LONG-TERM INVESTMENTS--84.5%
COMMON STOCKS(c)--34.4%
      ------------------------------------------------------------
Airlines--1.2%
      39,100   Canadian Airlines Corp.
                 (Canada)                             $    128,324
------------------------------------------------------------
Beverages--2.9%
      10,000   Dr. Pepper Bottling Holdings, Inc.          310,000
------------------------------------------------------------
Building & Related Industries--1.0%
       6,642   Edison Building LLC(b)
                 (cost $13,555; purchased 4/30/97)          13,284
       4,750   EMCOR Group, Inc.                            94,703
                                                      ------------
                                                           107,987
------------------------------------------------------------
Casinos--5.6%
      30,000   Alliance Gaming Corp.                       137,812
      13,357   Casino America, Inc.                         53,428
      50,127   Colorado Gaming & Entertainment Co.         281,964
       7,000   Grand Casinos, Inc.                         122,938
       2,000   Nevada Gold & Casinos, Inc.                   7,688
                                                      ------------
                                                           603,830
------------------------------------------------------------
Consumer Goods & Services--0.1%
       1,400   Coinstar, Inc.                               11,988
------------------------------------------------------------
Distribution/Wholesalers--0.3%
      12,700   Merisel, Inc.                                37,703
------------------------------------------------------------
Electronics--1.9%
      50,000   Electronic Retailing Systems
                 International, Inc.                       200,000
------------------------------------------------------------
Energy--2.0%
      29,000   Baycorp Holdings, Ltd.                      210,250
------------------------------------------------------------
Food Serving - Fast Foods
          50   AmeriKing, Inc.                               2,500
Medical Products--0.7%
       9,500   Columbia Laboratories, Inc.            $     80,156
Metals--3.4%
      25,000   Ladish Company, Inc.                        368,750
------------------------------------------------------------
Mining--0.4%
      50,000   Sunshine Mining & Refining Co.               46,875
------------------------------------------------------------
Retail--4.3%
       6,579   Edison Brothers Stores, Inc.                 40,296
       6,000   Homeland Holding Corp.                       47,250
       7,000   Musicland Stores Corp.                      101,063
      10,000   Sassco Fashions, Ltd                        139,375
      50,839   Today's Man, Inc.                           130,275
                                                      ------------
                                                           458,259
------------------------------------------------------------
Telecommunications--2.9%
       2,500   Jordan Telecommunications Products           62,500
       5,000   PageMart Wireless, Inc., Class A             45,313
      17,000   Paxson Communications Corp.                 200,812
         115   Scott Cable Communications, Inc.                  0
                                                      ------------
                                                           308,625
------------------------------------------------------------
Textiles & Apparel--1.2%
      13,304   Forstmann & Co., Inc.                       128,051
------------------------------------------------------------
Waste Management--6.5%
      78,260   Waste Systems International, Inc.           704,340
                                                      ------------
               Total common stocks
                 (cost $2,837,534)                       3,707,638
                                                      ------------
PREFERRED STOCKS--10.4%
------------------------------------------------------------
Energy--0.7%
      15,500   Grant Geophysical, Inc.,(b)/(c)
               Conv. Exch., $2.4375
                 (cost $237,500; purchased 3/26/96)         75,563

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                      PRUDENTIAL DISTRESSED
Portfolio of Investments as
of May 31, 1998 (Unaudited)           SECURITIES FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

             Description                            Value
Shares       (Note 1)
-------------------------------------------------------
Financial--4.2%
     750,000   GPA Group Plc.(b)
                 (Ireland)
               Conv., 7.00%
                 (cost $316,875; purchased 11/6/96)   $    450,000
------------------------------------------------------------
Industrials--2.8%
       2,000   Geneva Steel Co.
               Conv. Exch., 14.00%, Ser. B                 310,000
------------------------------------------------------------
Telecommunications--2.7%
       2,500   Jordan Telecommunication Products,
               Conv. Exch., 13.25%                         265,000
         500   NEXTLINK Communications, Inc.,
               Conv. Exch., 6.50%                           24,000
                                                      ------------
                                                           289,000
                                                      ------------
               Total preferred stocks
                 (cost $1,018,875)                       1,124,563
                                                      ------------
WARRANTS(c)
   Units
------------
------------------------------------------------------------
Building & Related Industries
         960   ICF Kaiser International, Inc.,
                 expiring 12/31/03                              96
------------------------------------------------------------
Cable
         500   People's Choice TV Corp.,
                 expiring 6/1/00                                 0
------------------------------------------------------------
Casinos
       2,968   Casino America, Inc.,
                 expiring 5/3/01                               148
------------------------------------------------------------
Communications
         125   UNIFI Communications, Inc.,
                 expiring 3/1/07                                 1
                                                      ------------
               Total warrants
                 (cost $2,500)                                 245
                                                      ------------

CORPORATE BONDS--39.7%
------------------------------------------------------------
Broadcasting--2.5%
B1            $   250     Telemundo Group, Inc.,
                           Sr. Disc. Notes,
                           7.00%, 2/15/06                $   268,750
------------------------------------------------------------
Building & Related Industries--10.9%
B2                250     Clean Harbors, Inc.,
                           Sr. Notes,
                           12.50%, 5/15/01                   235,000
Caa               300     DeGeorge Home Alliance, Inc.,
                           Sr. Notes,
                           12.00%, 4/1/01                    264,000
B2                225     Hechinger Co.,
                           Sr. Notes,
                           6.95%, 10/15/03                   168,750
B3                250     ICF Kaiser International,
                           Inc.,
                           Sr. Sub. Notes,
                           13.00%, 12/31/03                  270,625
B3                250     The Presley Companies,
                           Sr. Notes,
                           12.50%, 7/1/01                    235,000
                                                         -----------
                                                           1,173,375
------------------------------------------------------------
Cable--1.5%
Caa               500     People's Choice TV Corp.,
                           Sr. Disc. Notes,
                           Zero Coupon, 6/1/04               160,000
------------------------------------------------------------
Communications--0.2%
NR                125     UNIFI Communications, Inc.,
                           Sr. Notes,
                           14.00%, 3/1/04                     23,125
------------------------------------------------------------
Consumer Goods & Services--5.6%
NR                 50     Coinstar, Inc.,
                           Sr. Disc Notes,
                           Zero Coupon, 10/1/06               41,750

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

                                   PRUDENTIAL DISTRESSED
Portfolio of Investments as
of May 31, 1998 (Unaudited)        SECURITIES FUND, INC.
------------------------------------------------------------
-----------------------------------------------------------

             Principal
Moody's      Amount
Rating       (000)        Description                   Value (Note 1)
------------------------------------------------------------
Consumer Goods & Services (cont'd.)
Ca            $   450     Grand Union Co.,
                           Sr. Notes,
                           12.00%, 9/1/04                $   263,250
B3                125     Remington Products Co., LLC
                           Sr. Sub. Notes, Ser. B,
                           11.00%, 5/15/06                   115,000
B3                200     Syratech Corp.,
                           Sr. Notes,
                           11.00%, 4/15/07                   185,500
                                                         -----------
                                                             605,500
------------------------------------------------------------
Food & Beverage--2.2%
                          Specialty Foods Acquisition
                           Corp.,
Ca                250     Sr. Sec'd. Disc. Deb., Ser. B
                           Zero Coupon, 8/15/05               91,875
Caa               150     Sr. Sub. Notes, Ser. B,
                           11.25%, 8/15/03                   138,000
                                                         -----------
                                                             229,875
------------------------------------------------------------
Gas Utilities--2.2%
Caa               250     Empire Gas Corp.,
                           Sr. Sec'd. Notes,
                           7.00%, 7/15/04                    232,500
------------------------------------------------------------
Packaging--2.0%
NR                266     Packaging Resources, Inc.,
                           Sr. Notes,
                           13.00%, 6/30/03                   213,000
Recreation--1.9%
Caa           $   250     Icon Health & Fitness
                           Holdings, Inc.,
                           Sr. Sec'd. Disc. Notes, Ser.
                           B,
                           Zero Coupon, 11/15/04         $   202,500
------------------------------------------------------------
Retail--6.4%
Caa               250     Barry's Jewelers, Inc.(a)
                           Sr. Sec'd. Notes,
                           11.00%, 12/22/00                  162,500
NR                 77     Edison Brothers Stores, Inc.,
                           11.00%, 9/1/20                     67,760
B2                250     Hills Stores Co.,
                           Sr. Notes, Ser. B,
                           12.50%, 7/1/03                    243,750
B1                250     Speedy Muffler King, Inc.,
                           Sr. Notes,
                           10.875%, 10/1/06                  220,000
                                                         -----------
                                                             694,010
------------------------------------------------------------
Telecommunications--1.1%
                          Scott Cable Communications,
NR                 17      Inc.,
                           Jr. Sub. PIK Notes,
                           7/18/02                             1,678
NR                115     15.00%, 3/18/02                    116,150
                                                         -----------
                                                             117,828
------------------------------------------------------------
Trucking & Shipping--3.2%
B3                250     Ameritruck Distribution
                           Corp.,
                           Sr. Sub. Notes,
                           12.25%, 11/15/05                  140,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

PRUDENTIAL DISTRESSED
SECURITIES FUND, INC.
Portfolio of Investments as of May 31, 1998 (Unaudited)
------------------------------------------------------------

             Principal
Moody's      Amount       Description                   Value (Note
Rating       (000)        1)
------------------------------------------------------------
Trucking & Shipping (cont'd.)
B3            $   250     TRISM, Inc.
                           Sr. Sub. Notes,
                           10.75%, 12/15/00              $   208,750
                                                         -----------
                                                             348,750
                          Total corporate bonds
                           (cost $4,442,770)               4,269,213
                                                         -----------
------------------------------------------------------------
Total Investments--84.5%
                          (cost $8,301,679; Note 4)        9,101,659
                          Other assets in excess of
                            liabilities--15.5%             1,664,530
                                                         -----------
                          Net Assets--100%               $10,766,189
                                                         -----------
                                                         -----------

---------------
(a) Represents issuer in default on interest payments; non-income producing security.
(b) Indicates a restricted security; the aggregate cost of such securities is
    $567,930. The aggregate value ($538,847) is approximately 5.0% of net assets.
(c) Non-income producing securities.
NR--Not rated by Moody's or Standard & Poor's.
PIK--Payment in kind securities.
The Fund's current Prospectus contains a description of Moody's and Standard &
Poor's ratings.

PRUDENTIAL DISTRESSED
SECURITIES FUND, INC.
Statement of Assets and Liabilities (Unaudited)


Assets                                         May 31, 1998
Investments, at value (cost $8,301,679)....      $ 9,101,659
Receivable for Fund shares sold............        1,534,507
Receivable for investments sold............          260,357
Interest receivable........................           97,534
Due from Manager...........................           65,938
Deferred expenses and other assets.........           47,091
                                                 ------------
   Total assets............................       11,107,086
                                                 ------------
Liabilities
Bank overdraft.............................          223,538
Accrued expenses...........................          105,072
Distribution fee payable...................            6,293
Payable for Fund shares reacquired.........            5,994
                                                 ------------
   Total liabilities.......................          340,897
                                                 ------------
Net Assets.................................      $10,766,189
                                                 ------------
                                                 ------------
Net assets were comprised of:
   Common stock, at par....................      $       653
   Paid-in capital in excess of par........        8,713,105
                                                 ------------
                                                   8,713,758
   Undistributed net investment income.....          626,056
   Accumulated net realized gain on
      investments..........................          626,395
   Net unrealized appreciation on
      investments..........................          799,980
                                                 ------------
Net assets, May 31, 1998...................      $10,766,189
                                                 ------------
                                                 ------------
Class A:
   Net asset value and redemption price per
      share ($4,167,289 / 252,540 shares of
      common stock issued and
      outstanding).........................           $16.50
   Maximum sales charge (5% of offering
      price)...............................              .87
                                                 ------------
   Maximum offering price to public........           $17.37
                                                 ------------
                                                 ------------
Class B:
   Net asset value, offering price and
      redemption price per share
      ($5,420,659 / 329,028 shares of
      common stock issued and
      outstanding).........................           $16.47
                                                 ------------
                                                 ------------
Class C:
   Net asset value, offering price and
      redemption price per share
      ($1,178,241 / 71,518 shares of common
      stock issued and outstanding)........           $16.47
                                                 ------------
                                                 ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL DISTRESSED
SECURITIES FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                    Six Months
                                                      Ended
Net Investment Income                              May 31, 1998
Income
   Interest and discount earned.................    $  691,166
   Dividends....................................        13,388
                                                   ------------
                                                       704,554
                                                   ------------
Expenses
   Management fee...............................        31,655
   Distribution fee--Class A....................         2,745
   Distribution fee--Class B....................        26,345
   Distribution fee--Class C....................         4,882
   Custodian's fees and expenses................        46,000
   Registration fees............................        21,000
   Reports to shareholders......................        14,000
   Legal fees and expenses......................        12,000
   Amortization of deferred organizational
      costs.....................................        10,802
   Audit fee....................................        10,000
   Directors' fees and expenses.................         4,000
   Transfer agent's fees and expenses...........         4,000
   Miscellaneous................................         1,889
                                                   ------------
      Total expenses............................       189,318
   Less: expense reimbursement (Note 2).........      (113,121)
                                                   ------------
      Net expenses..............................        76,197
                                                   ------------
Net investment income...........................       628,357
                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investment transactions....       626,730
Net change in unrealized appreciation on
   investments..................................      (172,924)
                                                   ------------
Net gain on investments.........................       453,806
                                                   ------------
Net Increase in Net Assets
Resulting from Operations.......................    $1,082,163
                                                   ------------
                                                   ------------

PRUDENTIAL DISTRESSED
SECURITIES FUND, INC.
Statement of Changes in Net Assets (Unaudited)

                                      Six Months
                                         Ended        Year Ended
Increase (Decrease)                     May 31,      November 30,
in Net Assets                            1998            1997
Operations
   Net investment income............  $   628,357    $    258,664
   Net realized gain on
      investments...................      626,730         465,952
   Net change in unrealized
      appreciation/depreciation of
      investments...................     (172,924)      1,413,109
                                      -----------    ------------
   Net increase in net assets
      resulting from operations.....    1,082,163       2,137,725
                                      -----------    ------------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
   Class A..........................      (69,788)        (90,663)
   Class B..........................     (159,644)       (108,026)
   Class C..........................      (26,841)        (29,623)
                                      -----------    ------------
                                         (256,273)       (228,312)
                                      -----------    ------------
   Distributions from net realized
      gains
   Class A..........................      (26,850)             --
   Class B..........................      (59,158)             --
   Class C..........................      (11,798)             --
                                      -----------    ------------
                                          (97,806)             --
                                      -----------    ------------
Fund share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares sold....    2,951,641         909,156
   Net asset value of shares issued
      to shareholders in
      reinvestment of dividends and
      distributions.................      324,242         216,983
   Cost of shares reacquired........   (1,073,655)     (5,475,625)
                                      -----------    ------------
   Net increase (decrease) in net
      assets from Fund share
      transactions..................    2,202,228      (4,349,486)
                                      -----------    ------------
Total increase (decrease)...........    2,930,312      (2,440,073)
Net Assets
Beginning of period.................    7,835,877      10,275,950
                                      -----------    ------------
End of period(a)....................  $10,766,189    $  7,835,877
                                      -----------    ------------
                                      -----------    ------------
---------------
(a) Includes undistributed net
   investment income of.............  $   626,056    $    253,972
                                      -----------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                             PRUDENTIAL DISTRESSED
Notes to Financial Statements (Unaudited)    SECURITIES FUND, INC.
--------------------------------------------------------------------------------
Prudential Distressed Securities Fund, Inc. (the 'Fund'), is registered under the Investment Company Act of 1940, as a diversified, open-end management company. The Fund was incorporated in Maryland on November 30, 1995. The Fund had no significant operations other than the issuance of 2,667 shares of Class A, 2,667 shares of Class B and 2,666 shares of Class C common stock for $100,000 on February 8, 1996 to Prudential Investments Fund Management LLC. ('PIFM'). Investment operations commenced on March 26, 1996.
The investment objective of the Fund is capital appreciation by investing primarily in debt and equity securities issued by financially troubled or bankrupt companies (financially troubled issuers) and in equity securities of companies that in the view of its investment adviser are currently undervalued, out-of-favor or price-depressed relative to their long-term potential for growth and income (operationally troubled issuers). Securities of financially and operationally troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. Investment in such securities may be considered speculative and may present potential for substantial loss.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Investments listed on a securities exchange are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the average between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds and U.S. Government securities that are actively traded in the over-the-counter market, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Equity securities issued in private placements shall be valued at the mean between the bid and asked prices provided by primary market dealers. Debt securities issued in private placements shall be valued on the bid side by primary market dealers. Securities for which market quotations are not available, other than private placements, shall each be valued at a price supplied by an independent pricing agent. Options on stock and stock indices traded on an exchange are valued at the average between the most recently quoted bid and asked prices provided by the respective exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation will be valued at fair value determined in good faith by or under the direction of the Board of Directors of the Fund.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). None of the issues of restricted securities held by the Fund at May 31, 1998 include registration rights under which the Fund may demand registration by the issuer.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.
Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses from sales and maturities of
--------------------------------------------------------------------------------
                                                PRUDENTIAL DISTRESSED
Notes to Financial Statements (Unaudited)       SECURITIES FUND, INC.
--------------------------------------------------------------------------------
short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at period end exchange rates are reflected as a component of unrealized appreciation or depreciation on foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rates.
Dividends and Distributions: The Fund expects to pay dividends out of net investment income and make distributions of any net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Deferred Organization Costs: The Fund incurred approximately $96,000 in connection with the organization of the Fund. These costs were deferred and are being amortized over a period of 60 months ending March 2001.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Fund.
PIFM voluntarily agreed to reimburse the Fund in order to reduce total expenses so as not to exceed 1.25%, 2.00% and 2.00% of the average daily net assets of the Class A, Class B and Class C shares, respectively, on an annualized basis. For the six months ended May 31, 1998, such reimbursements amounted to $113,121 (1.34% of average net assets; $.17 per share for Class A, B and C shares).
The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, B and C shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the 'Class A, Class B and Class C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Effective July 1, 1998, Prudential Investment Management Services LLC will become the distributor of the Fund and will serve the Fund under the same terms and conditions as under the arrangement with PSI.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI for its distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net asset values of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended May 31, 1998.
--------------------------------------------------------------------------------
                                                 PRUDENTIAL DISTRESSED
Notes to Financial Statements (Unaudited)        SECURITIES FUND, INC.
--------------------------------------------------------------------------------
PSI has advised the Fund that it has received approximately $22,400 in front-end sales charges resulting from sales of Class A shares for the six months ended May 31, 1998. From these fees, PSI paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Fund that for the six months ended May 31, 1998, it received approximately $14,300 and $100 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.
PSI, PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of May 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended May 31, 1998 the Fund incurred fees of approximately $2,300 for the services of PMFS. As of May 31, 1998, approximately $410 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended May 31, 1998 were $10,111,988 and $9,323,221, respectively.
The federal income tax basis of the Fund's investments at May 31, 1998 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $799,980 (gross unrealized appreciation--$1,541,207; gross unrealized depreciation--$741,227).
Note 5. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.
There are 2 billion shares of $.001 par value common stock authorized divided into three classes, designated Class A, Class B and Class C, which consist of 1 billion, 500 million and 500 million authorized shares, respectively. Of the 653,086 shares of common stock issued and outstanding at May 31, 1998, PIFM owned 2,667 shares of Class A, 2,667 shares of Class B and 2,666 shares of Class C.
Transactions in shares of common stock were as follows:

Class A                                  Shares       Amount
-------------------------------------   --------    -----------
Six months ended May 31, 1998:
Shares sold..........................    132,853    $ 2,160,721
Shares issued in reinvestment of
  dividends
  and distributions..................      5,220         79,164
Shares reacquired....................    (16,568)      (252,837)
                                        --------    -----------
Net increase in shares outstanding
  before conversion..................    121,505      1,987,048
Shares issued upon conversion from
  Class B............................        921         14,177
                                        --------    -----------
Net increase in shares outstanding...    122,426    $ 2,001,225
                                        --------    -----------
                                        --------    -----------
Year ended November 30, 1997:
Shares sold..........................     28,654    $   390,626
Shares issued in reinvestment of
  dividends..........................      7,185         84,009
Shares reacquired....................   (193,700)    (2,363,624)
                                        --------    -----------
Net decrease in shares outstanding
  before conversion..................   (157,861)    (1,888,989)
Shares issued upon conversion from
  Class B............................        715          9,982
                                        --------    -----------
Net decrease in shares outstanding...   (157,146)   $(1,879,007)
                                        --------    -----------
                                        --------    -----------

--------------------------------------------------------------------------------
                                                  PRUDENTIAL DISTRESSED
Notes to Financial Statements (Unaudited)         SECURITIES FUND, INC.
--------------------------------------------------------------------------------

Class B                                  Shares       Amount
-------------------------------------   --------    -----------
Six months ended May 31, 1998:
Shares sold..........................     31,948    $   499,219
Shares issued in reinvestment of
  dividends
  and distributions..................     13,872        210,051
Shares reacquired....................    (47,477)      (758,076)
                                        --------    -----------
Net decrease in shares outstanding
  before conversion..................     (1,657)       (48,806)
Shares reacquired upon conversion
  into Class A.......................       (921)       (14,177)
                                        --------    -----------
Net decrease in shares outstanding...     (2,578)   $   (62,983)
                                        --------    -----------
                                        --------    -----------
Year ended November 30, 1997:
Shares sold..........................     16,501    $   214,769
Shares issued in reinvestment of
  dividends..........................      8,896        104,821
Shares reacquired....................   (150,167)    (1,863,184)
                                        --------    -----------
Net decrease in shares outstanding
  before conversion..................   (124,770)    (1,543,594)
Shares reacquired upon conversion
  into Class A.......................       (715)        (9,982)
                                        --------    -----------
Net decrease in shares outstanding...   (125,485)   $(1,553,576)
                                        --------    -----------
                                        --------    -----------
Class C
-------------------------------------
Six months ended May 31, 1998:
Shares sold..........................     18,272    $   291,701
Shares issued in reinvestment of
  dividends
  and distributions..................      2,308         35,027
Shares reacquired....................     (3,840)       (62,742)
                                        --------    -----------
Net increase in shares outstanding...     16,740    $   263,986
                                        --------    -----------
                                        --------    -----------
Year ended November 30, 1997:
Shares sold..........................     23,901    $   303,761
Shares issued in reinvestment of
  dividends..........................      2,403         28,153
Shares reacquired....................    (97,442)    (1,248,817)
                                        --------    -----------
Net decrease in shares outstanding...    (71,138)   $  (916,903)
                                        --------    -----------
                                        --------    -----------

--------------------------------------------------------------------------------
                                            PRUDENTIAL DISTRESSED
Financial Highlights (Unaudited)            SECURITIES FUND, INC.
--------------------------------------------------------------------------------

                                                                                             Class A
                                                                        -------------------------------------------------
                                                                            Six                               March 26,
                                                                          Months              Year             1996(d)
                                                                           Ended             Ended             Through
                                                                          May 31,         November 30,       November 30,
                                                                          1998(e)           1997(e)              1996
                                                                        -----------       ------------       ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............................       $ 15.19           $  11.85           $  12.50
                                                                            -----             ------             ------
Income from investment operations
Net investment income (a)..........................................          1.06                .49                .25
Net realized and unrealized gain (loss) on investment
   transactions....................................................          1.08               3.23               (.90)
                                                                            -----             ------             ------
   Total from investment operations................................          2.14               3.72               (.65)
                                                                            -----             ------             ------
Less Distributions
Dividends from net investment income...............................          (.66)              (.38)                --
Distributions from net realized gains..............................          (.17)                --                 --
                                                                            -----             ------             ------
   Total distributions.............................................          (.83)              (.38)                --
                                                                            -----             ------             ------
Net asset value, end of period.....................................       $ 16.50           $  15.19           $  11.85
                                                                            -----             ------             ------
                                                                            -----             ------             ------
TOTAL RETURN(b):...................................................         13.80%             32.35%             (5.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....................................       $ 4,167           $  1,976           $  3,404
Average net assets (000)...........................................       $ 2,202           $  2,167           $  4,391
Ratios to average net assets(a):
   Expenses, including distribution fees...........................          1.25%(c)           2.04%              2.76%(c)
   Expenses, excluding distribution fees...........................          1.00%(c)           1.79%              2.51%(c)
   Net investment income...........................................         15.44%(c)           3.73%              2.37%(c)
For Class A, B and C shares
   Portfolio turnover rate.........................................           113%               175%                61%

---------------
(a) Net of expense reimbursement.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of investment operations.
(e) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                             PRUDENTIAL DISTRESSED
Financial Highlights (Unaudited)             SECURITIES FUND, INC.
--------------------------------------------------------------------------------

                                                                                             Class B
                                                                        -------------------------------------------------
                                                                            Six                               March 26,
                                                                          Months              Year             1996(d)
                                                                           Ended             Ended             Through
                                                                          May 31,         November 30,       November 30,
                                                                          1998(e)           1997(e)              1996
                                                                        -----------       ------------       ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............................       $ 15.16           $  11.79           $  12.50
                                                                            -----             ------             ------
Income from investment operations
Net investment income (a)..........................................          1.17                .39                .16
Net realized and unrealized gain (loss) on investment
   transactions....................................................           .92               3.24               (.87)
                                                                            -----             ------             ------
   Total from investment operations................................          2.09               3.63               (.71)
                                                                            -----             ------             ------
Less Distributions
Dividends from net investment income...............................          (.61)              (.26)                --
Distributions from net realized gains..............................          (.17)                --                 --
                                                                            -----             ------             ------
   Total distributions.............................................          (.78)              (.26)                --
                                                                            -----             ------             ------
Net asset value, end of period.....................................       $ 16.47           $  15.16           $  11.79
                                                                            -----             ------             ------
                                                                            -----             ------             ------
TOTAL RETURN(b):...................................................         13.37%             31.44%             (5.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....................................       $ 5,421           $  5,029           $  5,387
Average net assets (000)...........................................       $ 5,283           $  4,860           $  6,650
Ratios to average net assets(a):
   Expenses, including distribution fees...........................          2.00%(c)           2.79%              3.51%(c)
   Expenses, excluding distribution fees...........................          1.00%(c)           1.79%              2.51%(c)
   Net investment income...........................................         14.69%(c)           2.98%              1.59%(c)

---------------
(a) Net of expense reimbursement.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of investment operations.
(e) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                               PRUDENTIAL DISTRESSED
Financial Highlights (Unaudited)               SECURITIES FUND, INC.
--------------------------------------------------------------------------------

                                                                                             Class C
                                                                        -------------------------------------------------
                                                                            Six                               March 26,
                                                                          Months              Year             1996(d)
                                                                           Ended             Ended             Through
                                                                          May 31,         November 30,       November 30,
                                                                          1998(e)           1997(e)              1996
                                                                        -----------       ------------       ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............................       $ 15.16           $  11.79           $  12.50
                                                                            -----             ------             ------
Income from investment operations
Net investment income (a)..........................................          1.14                .39                .16
Net realized and unrealized gain (loss) on investment
   transactions....................................................           .95               3.24               (.87)
                                                                            -----             ------             ------
   Total from investment operations................................          2.09               3.63               (.71)
                                                                            -----             ------             ------
Less Distributions
Dividends from net investment income...............................          (.61)              (.26)                --
Distributions from net realized gains..............................          (.17)                --                 --
                                                                            -----             ------             ------
   Total distributions.............................................          (.78)              (.26)                --
                                                                            -----             ------             ------
Net asset value, end of period.....................................       $ 16.47           $  15.16           $  11.79
                                                                            -----             ------             ------
                                                                            -----             ------             ------
TOTAL RETURN(b):...................................................         13.37%             31.44%             (5.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....................................       $ 1,178           $    831           $  1,485
Average net assets (000)...........................................       $   979           $  1,100           $  1,678
Ratios to average net assets(a):
   Expenses, including distribution fees...........................          2.00%(c)           2.79%              3.51%(c)
   Expenses, excluding distribution fees...........................          1.00%(c)           1.79%              2.51%(c)
   Net investment income...........................................         14.69%(c)           2.98%              1.71%(c)

---------------
(a) Net of expense reimbursement.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of investment operations.
(e) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Getting The Most
From Your
Prudential Mutual
Fund.

How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one half of one percent is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Capital Gain/Capital Loss: The difference between the cost of a capital asset (for example, a stock, bond, or mutual fund share) and its selling price. Under current law, the maximum federal income tax rate for individuals on a long-term capital gain is 28%.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instrument at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; most often used
to describe the difference   between prices bid and asked
for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

Getting
The Most
From Your
Prudential
Mutual
Fund.

When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?

Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate.
And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Mendel A. Melzer, CFA
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of May 31, 1998 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

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